UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
INCO LIMITED
(Exact name of Registrant as specified in its charter)

CANADA (Province or other jurisdiction of incorporation or organization)	1-1143 (Commission File Number)	98-0000676 (I.R.S. Employer Identification Number (if applicable))
145 King Street West, Suite 1500,
Toronto, Ontario M5H 4B7
(416) 361-7511
(Address and Telephone Number of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.
          (b) Pro Forma Financial Information. Selected unaudited pro forma consolidated financial information prepared in accordance with generally accepted accounting principles in Canada, giving effect to the completion of the acquisition of Falconbridge Limited as if the transaction had occurred as at December 31, 2005 for the purposes of the pro forma consolidated balance sheet information and as at January 1, 2005 for the purposes of the pro forma consolidated statement of earnings for the period ended December 31, 2005, is filed with this report as Exhibit 99.1 and incorporated herein.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INCO LIMITED
By:	/s/ Stuart F. Feiner
Stuart F. Feiner
Executive Vice-President, Corporate Affairs

Date:  April 11, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page

(1)	Exhibit 99

(99.1) Unaudited Pro Forma Consolidated Financial Information